UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   August 17, 2005
                                                   ---------------


                                   Knoll, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      001-12907                13-3873847
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(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)

1235 Water Street, East Greenville, Pennsylvania                         18041
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code    (215) 679-7991
                                                      --------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
          -------------------------

On August 17, 2005, the Board of Directors of Knoll, Inc. (the "Company") approved a stock repurchase program whereby it authorized the Company to purchase shares of its common stock in the open market from the cash proceeds received by the Company upon the exercise by holders of options to purchase shares of the Company's common stock. The Company has retained Banc of America Securities LLC ("Banc of America") to effect such purchases and has authorized Banc of America to commence repurchases on August 19, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Knoll Inc.


Dated:  August 18, 2005                 By: /s/ Barry L. McCabe
                                            ------------------------------
                                        Name:  Barry L. McCabe
                                        Title: Senior Vice President and Chief
                                               Financial Officer